WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Institutional Emerging Markets Fund

Institutional Class

Supplement dated October 4, 2006

to the Prospectus dated February 1, 2006

At its September 28, 2006 special Board meeting, the Board of Trustees of Wells Fargo Funds Trust (“Trust”) unanimously approved the liquidation of the Wells Fargo Advantage Institutional Emerging Markets Fund. The liquidation was proposed by Wells Fargo Funds Management, LLC and approved by the Board based, in part, on a review of the Fund’s long-term viability given its current and projected asset size.

Effective immediately, the Fund is closed to new shareholders. Existing shareholders may continue to purchase shares of the Fund without limitation and will not be subject to the Fund’s 2.00% redemption fee assessed on shares redeemed or exchanged within 30 days after purchase. Existing shareholders may use the proceeds from the redemption of Fund shares to purchase Class A shares of any other Wells Fargo Advantage Fund without the imposition of a front-end sales charge. In advance of the liquidation date, the Fund may need to make a distribution of income and capital gains realized from liquidating the portfolio. While it appears that such distribution likely will be necessary, the amount of such distribution cannot yet be determined. It is anticipated that any such gains will be paid to shareholders on or about October 16, 2006.

The liquidation is expected to occur on or about October 19, 2006.

Shareholders who remain in the Fund through October 16, 2006 will be entitled to a share of proceeds, if any, that the Fund may receive post-liquidation in connection with taxes paid on prior sales of Indian securities. An Indian tax statute was amended in mid-2002 to disallow netting of long-term capital losses against taxable short-term capital gains on the sale of Indian securities. The Indian tax authorities retroactively applied the tax statute to assess additional capital gains taxes on many U.S. mutual funds, including the Wells Fargo Advantage Institutional Emerging Markets Fund that had previously netted such losses against such gains. Such retroactive application is being challenged by many U.S. mutual funds, and if a favorable outcome is received, the Fund could receive a post-liquidation tax refund of as much as $150,000. However, there is no guarantee of a favorable outcome on this issue or that the Fund will receive any proceeds post-liquidation.

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